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                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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[ ]    Definitive information statement


                             SUPERIORCLEAN, INC.
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                (Name of Registrant as Specified in Its Charter)

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                                 -i-





           WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                          NOT TO SEND US A PROXY.

                     PRELIMINARY INFORMATION STATEMENT
                         DATED: AUGUST 22, 2003

                          SUPERIORCLEAN, INC.
                     0011-123 St. NW, Suite 2303
                 Edmonton, Alberta, Canada  N7V 1X4
                          (519) 541-1564



                      INFORMATION STATEMENT

         This information statement (the "Information Statement") is furnished to the shareholders of SuperiorClean, Inc., a Nevada corporation (the "Company"), with respect to certain corporate actions of the Company. This information is first being provided to shareholders on or about September 1, 2003.

         The corporate actions involve one (1) proposal (the "Proposal"):

         1.   To  approve  an  amendment  to  the   Company's Articles
of Incorporation to increase the authorized common stock, par value $0.001 per share, of the Company from 20,000,000 shares to 50,000,000 shares.

ONLY THE COMPANY'S SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON AUGUST 22, 2003 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF THE PROPOSAL. PRINCIPAL SHAREHOLDERS WHO, AS OF THE RECORD DATE, WILL COLLECTIVELY HOLD IN EXCESS OF 50% OF THE COMPANY'S 9,589,000 OUTSTANDING SHARES ENTITLED TO VOTE ON THE PROPOSAL HAVE INDICATED THAT THEY WILL VOTE IN FAVOR OF THE PROPOSAL. AS A RESULT, THE PROPOSAL
SHOULD  BE  APPROVED   WITHOUT  THE  AFFIRMATIVE  VOTE  OF  ANY  OTHER
SHAREHOLDERS OF THE COMPANY. THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE MAILING OF THIS INFORMATION STATEMENT, BUT AS SOON THEREAFTER AS PRACTICABLE.

                   BY ORDER OF THE BOARD OF DIRECTORS


/s/ ALDO ROTONDI
------------------------------------
DIRECTOR AND CHIEF EXECUTIVE OFFICER

Edmonton, Alberta, Canada
September 1, 2003





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                                TABLE OF CONTENTS

PAGE NO.

ABOUT THE INFORMATION
STATEMENT...................................................................1
     What is the Purpose of the Information Statement?......................1
     Who is Entitled to Notice?.............................................1
     What Corporate Matters Will the Principal Shareholders Vote for and
How Will They Vote?.........................................................1
     What Vote is Required to Approve the Proposal?.........................1
STOCK OWNERSHIP.............................................................2
     Beneficial Owners......................................................2
     Directors and Executive Officers.......................................3
PROPOSAL 1 - AMENDMENT TO THE ARTICLES OF INCORPORATION.....................4
     Purpose of Increasing Number of Authorized Shares of Common Stock......4
     Description of Securities..............................................5
     Common Stock...........................................................5
     Preferred Stock........................................................5
     Secured Convertible Debentures.........................................5

Warrants....................................................................6
     Stock Option Plan......................................................6

Dividends...................................................................7
     Transfer Agent.........................................................8
     Anti-takeover Effects of Provisions of the Articles of Incorporation...8
     Additional Information.................................................8
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON....9
PROPOSALS BY SECURITY HOLDERS...............................................9
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS................9

















                                 -iii-





                     SUPERIORCLEAN, INC.
                 0011-123 St. NW, Suite 2303
             Edmonton, Alberta, Canada  N7V 1X4
                       (519) 541-1564

                    INFORMATION STATEMENT
                      SEPTEMBER 1, 2003

         This information statement contains information related to certain corporate actions of SuperiorClean, Inc., a Nevada corporation (the "Company"), and is expected to be mailed to shareholders on or about September 1, 2003.

                         ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

         This information  statement is being provided pursuant to
Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of corporate action expected to be taken pursuant to the consents or authorizations of principle shareholders. Shareholders holding a majority of the Company's outstanding common stock are expected to act upon certain corporate matters outlined in this information statement, which action is expected to take place September 24, 2003, consisting of the approval of an amendment to the Company's Articles of Incorporation to increase the authorized common stock to 50,000,000 shares.

WHO IS ENTITLED TO NOTICE?

         Each outstanding share of common stock as of record on the close of business on the Record Date, August 22, 2003, will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the record date that hold in excess of fifty percent (50%) of the Company's 9,589,000 outstanding shares of common stock have indicated that they will vote in favor of the Proposal. Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the proposal is required.

WHAT CORPORATE MATTERS WILL THE PRINCIPAL SHAREHOLDERS VOTE FOR AND HOW WILL THEY VOTE?

         Shareholders holding a majority of the outstanding stock have indicated that they will vote for the following matter:

     o    FOR  the  approval  of an  amendment  to  the  Company's
Articles  of           Incorporation  to  increase  the  authorized
shares of the Company's common stock from 20,000,000 to 50,000,000 shares (see page 2).

 WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

         INCREASE IN AUTHORIZED SHARES OF COMMON STOCK. For the approval of an amendment to the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock from 20,000,000 to 50,000,000, the affirmative vote of a majority of the shares of common stock outstanding on the record date, or 4,794,500, will be required for approval. Shareholders holding in excess of 4,794,500 shares have indicated that they will vote for the approval of the amendment.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

   The following table sets forth the number of shares of Common Stock owned of record and beneficially as of August 18, 2003 by current executive officers, directors, persons who hold 5% or more of the outstanding Common Stock of the Company and by current officers and directors as a group. The table also reflects the number of shares which are expected to be owned by such persons following sale of their shares pursuant to the Agreement. The business address of all persons and entities below is: 0011-123 St. NW, Suite 2303, Edmonton, Alberta, Canada N7V 1X4.

Name and Address           Number        Percent

Aldo Rotondi             3,000,000        31.3%
Nevada Fund (1)          3,500,000        36.5%
All directors and
executive officers       3,000,000        31.3%
 (1 persons)

(1) Includes 1,000,000 shares also owned by Mr. Stephen Brock and GoPublicToday.com,Inc., of which he is the principal. Mr. Brock is also the principal of the Nevada Fund.

   This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, it believes that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based upon 9,589,000 shares of common stock outstanding as of August 22, 2003.

             PROPOSAL 1 - AMENDMENT TO THE ARTICLES OF INCORPORATION

         The Company's Board of Directors proposes an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 20,000,000 to 50,000,000 shares.

PURPOSE OF INCREASING NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Company is contractually obligated to use some of the additional authorized shares of common stock for issuance upon the closing of the common stock purchase agreement with Megola, Inc. The number of issued and outstanding shares that must be issued to shareholders of Megola, Inc. in exchange for their shares in Megola, Inc. exceeds the currently authorized and unissued shares of common
stock of the Company.           In  addition to the reasons set forth
above, the Company's Board of Directors believes that it is desirable to have additional authorized shares of common stock available for other possible future financings, possible future acquisition transactions and other general corporate purposes. The Company's Board of Directors believes that having such additional authorized shares of common stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.

         The amendment to the Company's Articles of Incorporation provides for the authorization of 20,000,000 additional shares of the Company's common stock. As of August 22, 2003, 9,589,000 shares of the Company's common stock were outstanding.

         The amendment to the Company's Articles of Incorporation shall be filed with the Nevada Secretary of State so that the Article 4 of the Articles of Incorporation shall be as follows:

   The   aggregate  number  of  shares  which   the corporation shall
   have authority to issue shall consist of 50,000,000 shares of Common Stock having a $.001 par value, and 5,000,000 shares of Preferred Stock having a $.001 par value. The Common and/or Preferred Stock of the Company may be issued from time to time
   without prior approval  by  the stockholders.   The  Common and/or
   Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such share of Common and/or Preferred Stock in
   one  or more   series,   with  such  voting  powers,   designations,
   preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

         There are certain advantages and disadvantages of voting for an increase in the Company's authorized common stock. The advantages include:

  * The ability to raise capital by issuing capital stock under the transaction described above, or other financing transactions.

  * The ability to fulfill our Company's obligations by having capital stock available upon the exercise or conversion of outstanding convertible debentures.

  * To have shares of common stock available to pursue business expansion opportunities, if any.

   The disadvantages include:

  * Dilution to the existing shareholders, including a decrease in our net income per share in future periods.
  This could cause the market price of our stock to decline.

   The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desires. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

DESCRIPTION OF SECURITIES

COMMON STOCK

         The current authorized capital stock of the Company consists of 20,000,000 shares of common stock, par value $0.001 per share. As of August 22, 2003, the Company had 9,589,000 shares of common stock outstanding. Each share of the Company's common stock entitles the holder to one vote on each matter submitted to a vote of shareholders, including the election of directors. There is no cumulative voting. The holders of the Company's common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefor. Holders of the Company's common stock have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions available to the Company's common stock. In the event of liquidation, dissolution or winding up the Company, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities. Additional information can be found in our Articles of Incorporation and our Bylaws, which are filed with the Securities and Exchange Commission.

TRANSFER AGENT

PACIFIC STOCK TRANSFER COMPANY
500 E. Warm Springs Road, Sutie 240
Las Vegas NV 89119
(702) 361-3033
FAX (702) 433-1979

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION

         AUTHORIZED AND UNISSUED STOCK. Authorized but unissued shares of common stock and preferred stock, approved, would be available for future issuance without our shareholders' approval. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desires. A takeover may be beneficial to shareholders because, among other reasons, a potential suitor may offer shareholders a premium for their shares of stock compared to the then-existing market price.

ADDITIONAL INFORMATION

         We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Securities and Exchange Commission also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the Securities and Exchange Commission through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

   Information concerning the common stock purchase agreement with Megola, Inc. is incorporated by reference from the Company's report on Form 8-K filed August 21, 2003.

  INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

         (a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

         (b) No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company set forth in this information statement.

                    PROPOSALS BY SECURITY HOLDERS

         No security holder has requested the Company to included any proposals in this information statement.


          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

         Only one information statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the information statement by sending a written request to the Company at 0011-123 St. NW, Suite 2303, Edmonton, Alberta, Canada N7V 1X4 ; or by calling the Company at
(519) 541-1564 and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Aldo Rotondi
                                   -----------------------------------
                                   Aldo Rotondi
                                   Director and Chief Executive Officer

Edmonton, Alberta, Canada
September 1, 2003






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